UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

FinTech Acquisition Corp. IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Information

This communication is being made in respect of the proposed business combination contemplated by that certain Business Combination Agreement, dated as of December 29, 2020, by and among FinTech Acquisition Corp. IV (the “Company”), Perella Weinberg Partners (“PWP”) and the other parties thereto. On February 17, 2021, PWP provided the following written materials in a presentation to certain existing and potential stockholders. The materials are filed herewith pursuant to Rule 14a-12.

Forward Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the potential combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements involve significant risk and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to complete the potential business combination or to complete the contemplated transactions; (2) satisfaction or waiver (if applicable) of the conditions to the potential business combination, including with respect to the approval of the stockholders of FTIV; (3) the ability to maintain the listing of the combined company’s securities on NASDAQ; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of PWP as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that PWP may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against PWP or any of its respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (12) changes in general economic conditions, including as a result of the COVID-19 pandemic; and (13) other risks and uncertainties indicated from time to time in the preliminary proxy statement of FTIV filed with the SEC on February 5, 2021, as it may be amended, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FTIV. Forward-looking statements speak only as of the date they are made, and PWP does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FTIV has filed or will file from time to time with the SEC.

Additional Information about the Proposed Transaction and Where to Find It

FTIV has filed with the SEC a preliminary proxy statement in connection with the business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The preliminary proxy statement is not yet final and will be amended. The definitive proxy statement will contain important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with FTIV’s solicitation of proxies for such special meeting, as these materials will contain important information about FTIV, PWP and the business combination. The definitive proxy statement will be mailed to the stockholders of FTIV as of a record date to be established for voting on the business combination and the other matters to be voted upon at the special meeting. FTIV’s stockholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about FTIV, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: aabrams@cohenandcompany.com.

Participants in Solicitation

FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s final IPO prospectus, which was filed with the SEC on September 25, 2020.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, is set forth in the preliminary proxy statement for the business combination that FTIV filed with the SEC on February 5, 2021, as it may be amended. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination is included in the proxy statement that FTIV filed with the SEC on February 5, 2021, as it may be amended. This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

February 2021

Forward-Looking Statements This Presentation has been provided to you by Perella Weinberg Partners and its affiliates (collectively “Perella Weinberg Partners,” the “Firm” or “PWP”) for use by PWP and FinTech Acquisition Corp. IV (“FTIV”) in connection with their proposed business combination and the offering of securities of FTIV in a private placement. This Presentation contains forward-looking statements, which reflect PWP’s and FTIV’s current views with respect to, among other things, its operations, financial performance and prospects, its industry, markets and competitors and the regulatory environment in which it operates. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “projects,” “continues,” “may,” “will,” “should,” “seeks,” “target,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are based on current expectations and assumptions and are subject to various risks and uncertainties, including those described in FTIV’s registration on Form S-1, the preliminary proxy statement and / or prospectus relating to the proposed business combination filed by FTIV with the Securities and Exchange Commission (the “SEC”) and FTIV’s other public filings, and other risks and uncertainties that may not be currently predictable or are outside the control of FTIV and PWP. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Readers are cautioned not to place undue reliance on any forward-looking statements and neither FTIV nor PWP intends, nor assumes any obligation, to update or revise these forward-looking statements, which speak only as of the date first made, except as may otherwise be required by the federal securities laws. To the extent that PWP provides guidance on a non-GAAP basis, it does not provide reconciliations of such forward-looking non-GAAP financial measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in PWP’s reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.

FTIV And PWP Leadership FTIV PWP James McEntee President Betsy Cohen Chairwoman Daniel Cohen CEO Peter Weinberg Chief Executive Officer 15 years with PWP 39 years experience Dietrich Becker Co-President 15 years with PWP 29 years experience Andrew Bednar Co-President 15 years with PWP 26 years experience Gary Barancik Chief Financial Officer 15 years with PWP 30 years experience

PWP – A Leading Global Independent Advisory Firm Today 2006 Founded by Joe Perella, Peter Weinberg and Terry Meguid Established in New York and London Objective to provide critical advice to clients, built upon relationships of trust and a reputation for expertise and independent thinking 15 years of significant investments to grow footprint and franchises Expanded global footprint with 10 offices in 5 countries Recognized as a global premium advisory brand

Critical Mass And Momentum To Grow Exceptional Talent In Key Regions Deep Expertise And Broad Reach PWP At A Glance 57 Partners Avg. ~25 Years Experience ~560 Employees 10 Offices 5 Countries $519M in 2020 Revenue 2016 PF 2020 10% CAGR(1) 2016 PF – 2020 Revenue 6 Industry Verticals 900+ Clients 40+ Countries Transaction Value $1T+ Notes:Information above is as of 01/01/21 (1) Based on annualized GAAP revenue growth from 2016 PF – 2020; 2016 PF revenue based on full year contribution of TPH (including 11 months prior to the November 2016 combination)

Why PWP? Our Market Demand for advisory services expanding in period of significant change Independent advisory model expected to continue to gain share Our People Independent thought leadership across industries, geographies and products Collaboration the cornerstone of our culture and key to our success Our Strategy Focused on sectors and regions with most compelling opportunity Significant opportunity to grow in existing, core markets Adjacent markets and white space create additional opportunities for growth Our Brand Highly regarded brand – reputation for highest quality and integrity Unique network that allows access to virtually any client in the world Our Alignment Significant ownership by working partners aligned with public shareholders Strong incentive to drive shareholder returns through growth, margin expansion and disciplined return of capital

Common Dynamics Drive The Need For Independent Advice Accelerating Convergence Sellside / Defense & Activism Business Transformation Increasing Complexity Rising Rates / Macro Unanticipated Crises Regulatory Change / Input Shifts Tech Disruption / Business Transition Strategic Advisory Financing Advisory & Restructuring

Global M&A Fee Pool Independents’ M&A Fee Pool Independents In Top 25 Deals Independent Advisors Are Well Positioned In A Large Addressable Market Source:Dealogic Notes:As of 12/31/20; L5Y denotes last five years, represented on an average annual basis Independent set includes PWP, Lazard, Evercore, Rothschild, Centerview, Guggenheim, PJT, Moelis, Houlihan Lokey and Greenhill Avg.: 9% Share 18% Share

ü Nimble, Asset Light Model Ideally Suited for Changing World Resilience Of Independent Advisory Model Through The Pandemic ü ü ü Validated Independent Advisory Model Strategic Advisory Poised for Rebound Rx & Capital Structure Advisory a Counter-Balance In Times of Crisis Demand for critical thinking and advice as important as ever Notable shift towards crisis management / balance sheet defense during peak pandemic Decision makers inwardly focused in Q1, focused on stabilization in Q2 and now focused strategically again Activity broadly robust today Historic pan-industry capital structure advisory need resulting from pandemic Dislocation expanding need for restructuring and capital markets advice Asset light model highly conducive to remote working model Integrated coverage model provides flexibility to allocate resources quickly to address client needs

Franchises Geographies Advisory Services Our Expertise And Reach North America New York San Francisco Houston Chicago Los Angeles Denver Calgary Europe London Paris Munich Mergers & Acquisitions Shareholder Advisory Liability Management Special Committee Capital Markets Advisory Strategic Advisory Private Capital Energy Underwriting Industrials Financial Institutions Energy Healthcare Consumer & Retail Restructuring TMT

Substantial Opportunity To Grow Our Existing Franchises

Franchise	US		Europe	
	Overall Volume[1]	PWP Presence	Overall Volume[1]	PWP Presence
Consumer & Retail	~$110B	◑	~$70B	◔
Energy	~$260B	●	~$110B	◔
Financial Institutions	~$100B	◑	~$90B	◔
Healthcare	~$270B	◕	~$80B	◔
Industrials	~$200B	◑	~$180B	●
TMT	~$480B	◑	~$200B	◑
Restructuring	~$168B [2]	◕	~$15B [3]	◔

Source: Dealogic, S&P Global Ratings, Moody's

Notes:
(1) Sector volumes reflect annualized target M&A volume of deals over $100M from 2016 – 2020
(2) US restructuring volume reflects annualized defaulted debt (as defined by Moody's) from 2016 – 2020 plus distressed debt (as defined by S&P Global Ratings) from 2016 – 2019
(3) Europe restructuring volume reflects annualized defaulted debt (as defined by Moody's) from 2016 – 2020

P / W / P PERELLA WEINBERG PARTNERS

11

Critical Mass In Prevailing Advisory Geographies $1,680 $1,200 ü 240 990 ü 90 840 ü 120 1,040 ü 410 780 – 650 540 Source:Dealogic 2016 – 2020 Market PWP Focus Office Geography Collaborations Collaboration Coverage Effort Annualized M&A Volume ($B) Average Deal Size ($M) Our Focus Today 72% of M&A Volume

Lead Advisor Across Deal Size, Industry And Transaction Type $1.2B - $5.3B $1.4B $1.5B $775M €5B €4B $2B - $3.3B $3.2B $3.5B $608M $2.4B $12.5B $3.4B $9.2B $12B $26B $4B $8B $107B $12.8B $1.8B $9.5B $54B $24B $109B $43B Source:Press Releases, Public Information, Dealogic Capital Markets Capital Markets Creditor Company Capital Markets Capital Markets Capital Markets Creditor Company Capital Markets Creditor Creditor Company Company Company Large-Cap Advisory Mid-Cap Advisory Restructuring / Capital Markets

Client Diversity Across Industries, Geographies And Profile ` Represents Restructuring Assignment Consumer & Retail Financial Institutions Energy Healthcare TMT Industrials Represents International Client

Experience And Runway To Build Longstanding Advisory Relationships

57
Partners leading advisory franchises

~25
Partner average years of experience

~50
Average age of Partners

14
Partners with < 3 years at PWP

22
Partners promoted internally

~16
Partner average years of tenure at PWP plus prior firm

P / W / P
PERELLA WEINBERG PARTNERS

Notes: Information above is as of 01/01/21

15

A Focused Growth Strategy People Industries Advisory Services Grow The Core Strengthen teams Expand coverage Cultivate junior talent Expand Into Grey Space Add in adjacent sectors Extend advisory capabilities Leverage established infrastructure Enter White Spaces Pursue new sectors and capabilities Expand range of advisory services Ì Ì

Recent Track Record Of Strategic Expansion Footprint Expansion Franchise Expansion Partner Hires & Promotes Paris Office TPH Combination(1) (Houston / Denver) LA Office Mizuho Collaboration TMT Industrials (LA) EU Restructuring Healthcare Expansion 5 Hires 4 Promotes 3 Hires 1 Promotes 6 Hires 4 Promotes 5 Hires 6 Promotes 2019 2018 2016 2017 Itaú Collaboration TPH Europe TPH Combination Industrials (Chicago) Chicago Office TPH Calgary Office UK Coverage C&R (Chicago) Capital Markets 2020 Munich Office France Coverage 3 Hires 2 Promotes + 3 2021 Promotes DACH Coverage Expansion US Restructuring Healthcare Expansion KDB Collaboration CICC Collaboration Notes:(1) In November 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC (“TPH”), an energy-focused independent advisory firm

Careful, Methodical Approach To Growing Our Team Thought Leadership Deep industry insights Broad advisory experience Reputation of integrity Cultural Fit Team player Mentor and player / coach Committed to diversity, equity and inclusion Optimizing The Base (Last 5 Years) How Do We Choose Our People? Net: +18 Partners(1) Grow & Promote New Hires Managed Attrition Notes:(1) Reflects net partner increase from 12/31/15 (combined PWP and TPH) to 01/01/21

Summary Of 2020 Results 2020 revenue impacted by COVID-19 pandemic Most significantly impacted M&A activity in Q2 and Q3, which was partially offset by a rise in activity across capital markets, capital structure and restructuring advisory In Q4 saw a rise in activity across industries, geographies and advisory services Adjusted Compensation Expense increased due to increased bonus compensation and to severance costs related to restructuring initiatives implemented during the year Adjusted Non-Compensation Expense reflected reduced spending in T&E and professional services P&L Year-Over-Year Commentary About 2020 Results Notes:Calculation discrepancies may occur due to rounding (1) Adjusted Compensation and Benefit Expense, Adjusted Non-Compensation Expense, Adjusted Operating Income, Adjusted Non-Operating Income (Expense), Adjusted Pre-Tax Income and Adjusted Net Income are non-GAAP financial measures; See Appendix for reconciliations to GAAP (2) Does not include any corporate income tax in 2019 or 2020 (1) (1) (1) (1) (1) (2) ($ in millions) (1)

Summary Financial Performance Gross Revenue (GAAP) Productivity (Revenue / Avg. Partner) Notes:These financial projections do not take into account any circumstances or events occurring after the date they were prepared, which was on December 16, 2020 Calculation discrepancies may occur due to rounding 2016 PF revenue based on full year contribution of TPH (including 11 months prior to the November 2016 combination) CAGRs reflect annualized GAAP revenue growth from 2016 PF – 2021E, respectively ($ in millions)

Key Measures To Track Our Performance 5 3 6 5 3 4 1 4 6 2 158 187 197 179 175 65 94 105 100 99 $2.0 $2.1 $3.5 $2.9 $2.9 35% 32% 37% 39% 33% 37 47 68 82 74 # Clients $1M+ Average Fee Paying Client ($M) # Fee Paying Clients # Repeat Clients # Partner Promotes # New Partner Hires Top 10 Deals % Of Total Revenue Notes:2016 statistics for Average Fee Paying Client, # Fee Paying Clients, # Clients $1M+ and Top 10 Clients % Of Total Revenue based on PWP plus full year contribution of TPH (including 11 months prior to the November 2016 combination) 2016 PF 2017 2018 2019 2020

Our Targets Going Forward

Revenue Growth	**Partner Productivity**	Average of ~$10.2M in 2021 to ~$10.5M by 2023
	Annual Partner Growth	~5 lateral & ~2-3 internal promotes
	Business Mix	Steady mix across industries in M&A, Rx, Cap. Markets Adv.
Operating Leverage	**Adj. Comp Margin[(1)]**	Mid-60%s through 2023
	Adj. Non-Comp Margin[(1)]	High-teens by 2023
Shareholder Returns	**Dividend Policy**	Initial target ~2% dividend yield
	Share Repurchase Policy	Base repurchase to offset stock-based compensation dilution
Balance Sheet	**Cash Targets**	Ample cash to fund growth initiatives
	Added Liquidity	Undrawn revolver for short-term liquidity needs

P / W / P
PERELLA WEINBERG PARTNERS

Notes: These financial projections and targets do not take into account any circumstances or events occurring after the date they were prepared, which was on December 16, 2020
(1) Adjusted Compensation and Benefit Expense, Adjusted Non-Compensation Expense and related margins are non-GAAP financial measures; see Appendix for reconciliations to GAAP

22

A Conservative Baseline For Growth Revenue / Avg. Partner Revenue / Avg. Full-Time Employee ($ in millions) Notes:These financial projections do not take into account any circumstances or events occurring after the date they were prepared, which was on December 16, 2020

Summary Historical And Forecasted Income Statement 2020 – 2023E Summary Non-GAAP P&L ($ in millions) Notes:These financial projections do not take into account any circumstances or events occurring after the date they were prepared, which was on December 16, 2020; calculation discrepancies may occur due to rounding (1) Adjusted Compensation and Benefit Expense, Adjusted Non-Compensation Expense, Adjusted Operating Income, Adjusted Non-Operating Income (Expense), Adjusted Pre-Tax Income and Adjusted Net Income are non-GAAP financial measures; See Appendix for reconciliations to GAAP (2) Does not include any corporate income tax in 2020; from 2021E onward, corporate tax rate pro forma for conversion of all partnership units to shares (1) (1) (1) (1) (1) (2) (1)

Why PWP? Our Market Demand for advisory services expanding in period of significant change Independent advisory model expected to continue to gain share Our People Independent thought leadership across industries, geographies and products Collaboration the cornerstone of our culture and key to our success Our Strategy Focused on sectors and regions with most compelling opportunity Significant opportunity to grow in existing, core markets Adjacent markets and white space create additional opportunities for growth Our Brand Highly regarded brand – reputation for highest quality and integrity Unique network that allows access to virtually any client in the world Our Alignment Significant ownership by working partners aligned with public shareholders Strong incentive to drive shareholder returns through growth, margin expansion and disciplined return of capital

Appendix

Overview Of FinTech Acquisition Corp. IV

Strong Strategic Partner	▪ Sponsor team brings deep expertise in the financial services sector ▪ Team has successfully navigated 13 companies in private-to-public transitions with a combined 150+ years experience in the financial services industry
Leader in the SPAC Market	▪ Pioneer using the SPAC structure to unlock significant value in partnership with attractive companies seeking an avenue to the public markets
Experienced Leadership Team	▪ Team with operational and financial expertise and an investors lens to complement PWP's
Impressive Track Record	▪ Proven track record of impressive shareholder returns across five combinations to date ▪ Stellar reputation with institutions for quality asset selection cardconnect.

+90% return(1)

from IPO to sale to First Data in July 2017

intermex® International Money Express

+80% return(2)

Since IPO

paya

$250M

Upsized PIPE

Source: Public Filings, FactSet

Notes: (1) Return on units based on acquisition consideration paid by First Data of $15.00 per share of CCN common stock and $3.99 per CCN warrant (assumes warrants were issued within 30 days of acquisition closing), per tender offer statements filed by CCN and First Data with the SEC on 06/07/17

(2) Return based on IMXI common stock closing price as of 02/15/21; for each whole warrant, reflects 0.201 shares of IMXI common stock and $1.12 in cash issued to warrant holders pursuant to IMXI's Offer to Exchange Warrants filed on Form S-4 with the SEC on 03/28/19

P / W / P PERELLA WEINBERG PARTNERS

27

Transaction Overview

Key Highlights

- Pro forma unlevered equity value of $978M[1]
  - Implied PF Equity Value / 2021E Adj. Net Income ~15.1x[2]
  - Implied PF Equity Value / 2022E Adj. Net Income ~13.0x[2]
- PWP to receive net cash proceeds of up to ~$325M[3] from SPAC and PIPE for:
  - Debt paydown
  - Liquidity to non-working PWP equity holders
  - Additional working capital
- Existing PWP equity holders and employees to hold ~70% PF ownership prior to PWP equity redemptions[4]
  - ~59% pro forma for ILP & Legacy Partner redemptions
- PWP expects to have a debt-free balance sheet at closing with added undrawn revolver liquidity

Implied Sources & Uses

Sources ($M)	
FinTech IV Cash	$230.0
Equity to PWP[5]	501.5
PIPE Issuance[6]	125.0
Total Sources	**$856.5**

Uses ($M)	
Cash to Balance Sheet	$15.9
Debt Repayment[7]	200.0
PWP Equity[8]	501.5
PWP Equity Redemptions[6][8]	109.1
Transaction Fees[3]	30.0
Total Uses	**$856.5**

Pro Forma Ownership



22%
7%
12%
59%
FTIV IPO Investors
Founder Shares & Placement Shares(4)
PWP (After ILP & Legacy Partner Redemptions)
PIPE Investors
~70% PWP PF(4)
(Before ILP & Legacy Partner Redemptions)

Source: FTIV Proposal, PWP Management

Notes: Assumes no FTIV stockholder redemptions; calculation discrepancies may occur due to rounding; (1) Based on transaction price per FTIV share of $10.00 and (a) 23.0M SPAC shares, (b) 610,000 private placement shares, (c) 50.1M shares retained by PWP investors, (d) 12.5M shares purchased by PIPE investors, (e) 20% of the total 6.8M sponsor promote shares, or 1.4M shares, that are not subject to price-based transfer restrictions following the closing and (f) a transaction equity pool of 10.2M RSUs. Excludes (a) the four remaining 20% tranches of sponsor promote shares that cannot be sold or transferred until closing stock price exceeds $12.00, $13.50, $15.00 and $17.00, respectively, for 20 out of any 30 consecutive trading days, (b) 1.0M sponsor promote shares that will be forfeited at closing, and (c) out of money warrants ($11.50 strike); (2) Assumes 2021E Adj. Net Income of $65.0M and 2022E Adj. Net Income of $75.3M; These financial projections do not take into account any circumstances or events occurring after the date they were prepared, which was on December 16, 2020; Adjusted Net Income is a non-GAAP financial measure; see Appendix for reconciliations to GAAP; (3) Reflects estimated transaction costs; actual costs may differ; (4) PWP remaining ownership of 70% (before $109M PWP equity redemptions from PIPE raise) reflects dilutive impact of full promote amount and all RSUs as if fully vested and excludes any warrant dilution; (5) PWP interests will initially be held directly or indirectly through an operating partnership in an "Up-C" structure; as partnership interests are exchanged by partners for shares, partners are expected to receive an entitlement to certain payments pursuant to a customary tax receivable agreement with the public company; (6) Assumes a $125M PIPE financing with $109M applied to PWP equity redemptions; the amount of cash applied to PWP equity redemptions may change based on PWP equity holder demand, FTIV stockholder redemptions or PWP's discretion to retain additional working capital; (7) Represents estimated debt plus make whole; actual amount of debt at closing date may differ; (8) Represents implied value of total PWP equity of $610.6M prior to closing

P / W / P
PERELLA WEINBERG PARTNERS

28

Ownership At Closing

(shares in millions)

	No Redemptions Scenario[1]				Max Redemptions Scenarios[2]		
	Shares	% of [A]	% of [B]	Adjustments [2]	Shares	% of [A]	% of [B]
Class A Common Stock Outstanding at Closing							
FTIV Shareholders	23.0	24.4%	22.3%	(15.5)	7.5	8.4%	7.6%
Placement Shares	0.6	0.6%	0.6%	-	0.6	0.7%	0.6%
Founder Shares Not Subject to Performance Targets[3]	1.4	1.5%	1.3%	-	1.4	1.5%	1.4%
Founder Shares Subject to Performance Targets[4]	5.5	5.8%	5.3%	-	5.5	6.1%	5.5%
PIPE Investors[5]	12.5	13.3%	12.1%	-	12.5	14.0%	12.7%
PWP Working Partner RSUs Vested at Closing	1.0	1.1%	1.0%	-	1.0	1.1%	1.0%
Sub-Total Class A Common Stock Outstanding at Closing	**44.0**	**46.7%**	**42.6%**	**(15.5)**	**28.5**	**31.8%**	**28.8%**
Class A Common Stock Assuming All PWP OpCo Units Exchanged and Class B Common Stock Held by Professional Partners and ILPs are Exchanged for Class A Common Stock							
Professional Partners							
Legacy Partners and Non-PWP Working Partners[6]	7.3	7.8%	7.1%	3.0	10.3	11.5%	10.4%
PWP Working Partners							
PWP Working Partners - Vested Units (Up to 5 Year Lockup)	15.5	16.5%	15.0%	-	15.5	17.3%	15.7%
PWP Working Partners - Unvested Units (Up to 5 Year Vesting)	22.8	24.2%	22.0%	-	22.8	25.4%	23.1%
Sub-Total PWP Working Partners	38.3	40.7%	37.1%	-	38.3	42.8%	38.8%
Sub-Total Professional Partners	45.6	48.5%	44.2%	3.0	48.6	54.3%	49.2%
ILPs	4.5	4.8%	4.4%	7.9	12.4	13.9%	12.6%
Sub-Total Additional Class A Common Stock Assuming All PWP OpCo Units Exchanged	**50.1**	**53.3%**	**48.5%**	**10.9**	**61.1**	**68.2%**	**61.9%**
[A] Class A Common Stock (Assuming PWP OpCo Units are Fully Exchanged) Excluding Unvested RSUs[7]	94.1	100.0%	91.1%	(4.6)	89.5	100.0%	90.7%
Unvested RSUs[8] (If Vested) - Preliminary Estimate RSU Allocations, Subject to Board Approval							
Time-based Vesting Less Than 3 Years	5.5	-	5.4%	-	5.5	-	5.6%
Performance-based Vesting Years 3-5	3.6	-	3.5%	-	3.6	-	3.7%
Sub-Total Unvested RSUs[9]	**9.2**	-	**8.9%**	-	**9.2**	-	**9.3%**
[B] Grand Total Including All Founder Shares and RSUs (If Vested)[7]	103.3	-	100.0%	(4.6)	98.7	-	100.0%
Of Which: Class A Common Stock Held by PWP Working Partners, Employees and Consultants [7]	*48.5*	-	*47.0%*	-	*48.5*	-	*49.1%*
Warrants Struck at $11.50 (Excluded Above)	*7.9*	*NA*	*NA*		*7.9*	*NA*	*NA*

Voting Schedule (Assuming PWP OpCo Units Have Not Been Exchanged)[10]

No Redemptions Scenario[1]	Votes / Share	Shares	Votes	% Vote
Class A Common[11]	1	44.0	44.0	8.7%
Class B-1 Common	10	45.6	456.5	90.4%
Class B-2 Common	1	4.5	4.5	0.9%
Total		94.1	505.0	100.0%

Max Redemptions Scenarios[2]	Votes / Share	Shares	Votes	% Vote
Class A Common[11]	1	28.5	28.5	5.4%
Class B-1 Common	10	48.6	486.1	92.2%
Class B-2 Common	1	12.4	12.4	2.4%
Total		89.5	527.1	100.0%

All amounts on this capitalization table are approximate; calculation discrepancies may occur due to rounding; Grand Total includes full amount of Founder Shares and full amount of RSUs (If Vested); excludes warrants; (1) Assumes no shares of FTIV are redeemed; includes ILP and Legacy Partner redemptions; (2) Adjustments reflect change in assumptions between No Redemptions Scenario and Max Redemptions Scenario. Per Business Combination Agreement, Max Redemptions Scenario assumes maximum 15.5M shares of FTIV redeemed (based on $230M cash from FTIV and $125M cash from PIPE Investment, compared with $200M Company Cash requirement at Closing; assumes $10.00 per outstanding share). Assumes no ILP or Legacy Partner redemptions as all PIPE proceeds are applied to debt repurchase and transaction expenses; (3) 20% of Founder Shares (1.4M unrestricted of 6.8M) are not subject to performance targets; (4) 80% of Founder Shares (5.5M restricted of 6.8M) are divided equally into four tranches that cannot be sold or transferred until the closing stock price exceeds $12.00, $13.50, $15.00 and $17.00, respectively, for 20 out of any 30 consecutive trading days; (5) Reflects 12.5M shares held by PIPE Investors, with proceeds to redeem 10.9M shares received by exchanging ILPs and Legacy Partners and the balance of proceeds retained on balance sheet in No Redemptions Scenario. In Max Redemptions Scenario, all PIPE proceeds are applied to debt repurchase and transaction expenses; (6) Includes partners of Professional Partners who currently are employed by the asset management business that was separated from PWP OpCo in 2019; (7) Assumes that all PWP OpCo Units and Class B-1 and Class B-2 common stock held by Professional Partners and ILPs, respectively, are exchanged for Class A common stock; (8) RSU amounts reflect preliminary estimate allocations, subject to Board approval; (9) Excludes 1.0M of RSUs vested at Closing; (10) Excludes unvested RSUs and warrants, which are out of the money at $10.00 per outstanding share; (11) Class A common stock includes Placement Shares, shares held by PIPE Investors, as well as all Founder Shares (Class B common stock to convert to Class A common stock upon Closing) and RSUs vested at Closing (such RSUs to convert to Class A common stock upon Closing)

P / W / P
PERELLA WEINBERG PARTNERS

29

Highly Simplified Ownership / Vote Illustration At Closing

Assuming No FTIV Shareholder Redemptions[(1)]

Simplified PWP OpCo Economic Ownership



Legacy Partners & Non-PWP Working Partners(3)
PWP Working Partners
ILPs
FTIV Investors(4)
PIPE Investors(5)
All RSUs(6)(7)
Shares / Units
% PWP OpCo(2)
7.3M
7.1%
38.3M
37.1%
4.5M
4.4%
30.5M
29.5%
12.5M
12.1%
10.2M
9.9%
Professional Partners
Perella Weinberg Partners
Shares / Units
% PWP OpCo(2)
45.6M
44.2%
53.2M
51.5%
PWP Working Partners, Employees and Consultants
Shares / Units 48.5M
% PWP OpCo(2) 47.0%
PWP OpCo

Simplified Perella Weinberg Partners Voting Structure



Firm Management
PWP LLC
ILPs
Class A Common Investors
Sole General Partner
Class B-2 Common Stock 0.9% Vote
Class A Common Stock 8.7% Vote
Professional Partners
Class B-1 Common Stock 90.4% Vote
Common Stock
Class A: 1 vote / share
Class B-1: 10 votes / share
Class B-2: 1 vote / share
Perella Weinberg Partners
PWP OpCo

P / W / P
PERELLA WEINBERG PARTNERS

Notes: All amounts above are approximate; calculation discrepancies may occur due to rounding
(1) Assumes no shares of FTIV are redeemed; includes ILP and Legacy Partner redemptions; (2) Reflects economic ownership as a % of Grand Total, including full amount of Founder Shares and full amount of RSUs (If Vested); excludes warrants; (3) Includes partners of Professional Partners who currently are employed by the asset management business that was separated from PWP OpCo in 2019; (4) Includes all FTIV Shareholders, Placement Shares, and full amount of Founder Shares (6.8M); (5) Reflects 12.5M shares held by PIPE Investors, with proceeds to redeem 10.9M shares received by exchanging ILPs and Legacy Partners and the balance of proceeds retained on balance sheet; (6) RSU amounts reflect preliminary estimate allocations, subject to Board approval; (7) Reflects all RSUs, including 1.0M of RSUs vested at Closing (such RSUs to convert to Class A common stock upon Closing)

30

Quarterly Historical Revenue Summary Revenue By Quarter – 2019 – 2020 ($ in millions)

Historical Consolidated Financial Statements (GAAP) Notes:(1)Reimbursed expenses include amounts reimbursed by PWP clients for collection of expenses (2)Co-advisor advisory fees include amounts reimbursed by PWP’s clients for professional fees pursuant to certain co-advisory engagements incurred on their behalf. Certain of PWP’s advisory engagements are structured as co-advisory engagements whereby another company earns fees for providing advisory services to the client as well. In certain of these cases there is a single engagement letter whereby we are principal with the client and then separately contract with the co-advisor ($ in thousands)

GAAP And Adjusted (Non-GAAP) Income Statements Notes:See following page for detailed reconciliation between GAAP and Adjusted (Non-GAAP) metrics (1)There is no significant income tax impact from these adjustments ($ in thousands)

GAAP To Adjusted (Non-GAAP) Reconciliation Notes:(1) Equity-based compensation not dilutive to investors includes amortization of equity awards relating to the re-vesting of certain partnership interests in connection with the 2016 TPH business combination and annual grants to certain partners (2) Public company transaction related incentives represents discretionary bonus payments directly related to milestone events that are part of the proposed FTIV business combination process and reorganization. These payments were outside of PWP’s normal and recurring bonus and compensation processes (3) On November 30, 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC (TPH), an independent advisory firm focused on the energy industry. TPH business combination related expenses include intangible asset amortization associated with the acquisition (4) Business separation related expenses include charges associated with the separation of PWP’s asset management and advisory businesses in February 2019 (5) Previously deferred offering costs that were expensed due to termination of a public company transaction process in May of 2020 (6) Amortization of debt costs is composed of the amortization of debt discounts and issuance costs which is included in interest expense (7) See reconciliation below for the components of the consolidated statements of operations and comprehensive loss included in non-compensation expense—GAAP as well as Adjusted non-compensation expense (8) There is no significant income tax impact of the adjustments shown to these GAAP financial statement line items ($ in thousands)

GAAP To Adjusted (Non-GAAP) Reconciliation (Cont.) Non-Compensation Expense Notes:(1)Reflects an adjustment to exclude previously deferred offering costs that were expensed due to termination of the public company transaction process in May of 2020 (2)Reflects an adjustment to exclude the amortization of intangible assets related to the TPH business combination (3)Reflects an adjustment to remove business separation related expenses including charges associated with the separation of PWP’s asset management and advisory businesses in February 2019 (4)Reflects an adjustment to remove expenses related to one-time charges on a particular lease termination ($ in thousands)

Legal Disclosures This Presentation has been provided to you by Perella Weinberg Partners and its affiliates (collectively “Perella Weinberg Partners,” the “Firm” or “PWP”) for use by PWP and FinTech Acquisition Corp. IV (“FTIV”) in connection with their proposed business combination and the offering of securities of FTIV in a private placement. The information contained herein (the “Information”) is confidential information. By accepting this Information, you agree that you will, and you will cause your directors, partners, officers, employees, attorney(s), agents and representatives to, use the Information only for your informational purposes in considering an investment in FTIV and for no other purpose and will not divulge any such Information to any other party. Any reproduction of this Information, in whole or in part, is prohibited. These contents are proprietary information and products of Perella Weinberg Partners. The Information contained herein is not an offer to participate in any corporate advisory services or trading strategy nor an offer to buy or sell or a solicitation of an offer to buy or sell any security in any jurisdiction in which the offer, solicitant or sale would be unlawful.   Nothing contained herein should be construed as tax, accounting or legal advice. You (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by these materials and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and structure. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. federal income tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of the transaction.   The Information presented herein including, but not limited to, Perella Weinberg Partners organizational structure, returns or performance, benchmarks, market opportunity, industry and competitors, representative strategies, portfolio construction, capitalizations, and expectations may involve PWP’s or FTIV’s views, estimates, assumptions, facts and information from other sources that are believed to be accurate and reliable and are as of the date this Information is presented—any of which may change without notice. Neither PWP nor FTIV have any obligation (express or implied) to update any or all of the Information or to advise you of any changes; nor do PWP or FTIV make any express or implied warranties or representations as to the completeness or accuracy or accept responsibility for errors. The Information presented is for illustrative purposes only and does not constitute an exhaustive explanation of the investment process, investment strategies or risk management.   The financial projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond PWP’s and FTIV’s control. While all financial projections, estimates and targets are necessarily speculative, PWP and FTIV believe that the presentation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wider variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this Presentation should not be regarded as an indication that PWP or FTIV or their representatives considered or consider the financial projections, estimates and targets to be a reliable prediction of future events.   The securities to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. FTIV is offering securities to which this Presentation relates in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete. Any representation to the contrary is a criminal offense. This Presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such Adjusted Compensation and Benefits Expense, Adjusted Non-Compensation Expense, Adjusted Operating Income, Adjusted Non-Operating Income (Expense), Adjusted Pre-Tax Income and Adjusted Net Income. PWP defines (i) Adjusted Compensation and Benefits Expense as GAAP compensation and benefits less public company transaction related incentives and equity-based compensation; (ii) Adjusted Non-Compensation Expense as GAAP non-compensation expense less business separation related expenses and business combination related expenses; (iii) Adjusted Operating Income as GAAP operating income plus public company transaction related incentives, equity-based compensation, business separation related expenses and business combination related expenses; (iv) Adjusted Pre-Tax Income as GAAP net income before income taxes plus public company transaction related incentives, equity-based compensation, business separation related expenses, business combination related expenses and amortization of debt costs; and (v) Adjusted Net Income as GAAP net income plus after-tax amounts for public company transaction related incentives, equity-based compensation, business separation related expenses, business combination related expenses and amortization of debt costs. These non-GAAP financial measures are in addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should be considered an alternative to revenue, operating income, pre-tax income or net income or any other performance measures derived in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP counterparts are included in the Appendix to this Presentation. PWP believes these that these non-GAAP financial measures (including on a forward-looking basis) provide useful supplemental information to investors about PWP. PWP’s management uses forward-looking non-GAAP financial measures to evaluate PWP’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP financial measures. For example, other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance and therefore PWP’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. To the extent that PWP provides projections on a non-GAAP basis, it does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in PWP’s reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. Perella Weinberg Partners LP, Tudor, Pickering, Holt & Co. Securities, LLC, and Tudor, Pickering, Holt & Co. Advisors, LP are each members of FINRA (www.finra.org) and SIPC. Additional Information About the Transaction and Where to Find It FTIV filed a preliminary proxy statement with the SEC on February 5, 2021 in connection with the business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The preliminary proxy statement contains important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the preliminary proxy statement and, when available, the amendments thereto, and the definitive proxy statement in connection with FTIV’s solicitation of proxies for such special meeting, as these materials will contain important information about FTIV, PWP and the business combination. The definitive proxy statement will be mailed to the stockholders of FTIV as of a record date to be established for voting on the business combination and the other matters to be voted upon at the special meeting. FTIV’s stockholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about FTIV, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: aabrams@cohenandcompany.com. Participants in the Solicitation FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s 424B4 prospectus, which was filed with the SEC on September 25, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, will be set forth in the proxy statement for the business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the definitive proxy statement that FTIV intends to file with the SEC. This Presentation does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.